ADVANCED SERIES TRUST

AST Small Cap Growth Portfolio (the “Portfolio”)

Supplement dated December 12, 2011
To the Prospectus and Statement of Additional Information (SAI) dated May 1, 2011

On December 7, 2011, upon the recommendation of Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (collectively, the “Manager”), the Board of Trustees of Advanced Series Trust (the “Trust” or “AST”) approved the addition of Emerald Mutual Fund Advisers Trust (“Emerald”) as a second subadviser for AST Small Cap Growth Portfolio (the “Portfolio”). The Portfolio’s current subadviser, Eagle Asset Management (“Eagle”), will continue as a subadviser for the Portfolio. The addition of Emerald as a subadviser will become effective on or about May 1, 2012. By using multiple subadvisers, the Manager seeks long-term benefits from a balance of different investment disciplines. Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager. The allocations among subadvisers will be reviewed by the Manager periodically, and the allocations among subadvisers may be altered or adjusted by the Manager without prior notice to shareholders.

This supplement amends the Trust’s Prospectus and Statement of Additional Information, and is in addition to any existing supplement to the Trust’s Prospectus.

To reflect the changes described above, the following will be incorporated to the Trust’s prospectus as follows:

1.	The following is added to the chart under the caption “SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO – MANAGEMENT OF THE PORTFOLIO ”:

Subadviser	Portfolio Managers	Title	Service Date
Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz, II, CFA	Chief Investment Officer & President	May 2012
	Stacey L. Sears	Senior Vice President	May 2012
	Joseph W. Garner	Director of Research	May 2012

2.

The third paragraph under the caption “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST Small-Cap Growth Portfolio - Principal Investment Policies:” is deleted and replaced with the following:

Eagle and Emerald are responsible for managing the Portfolio’s assets.

Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched and undervalued growth companies. The team employs a ten-step research process that includes a brief company description, its competitive advantage, an assessment of management, specific growth drivers, risk, valuation metrics and its comparables and buy analysis, and culminates with the production of an internal report on each company. To control volatility, Emerald diversifies its portfolio not only between the broad economic sectors, but also among subgroups or industries within these sectors.

3.	The following is added to the caption “HOW THE FUND IS MANAGED – INVESTMENT SUBADVISERS” as a new 15th paragraph:

Emerald Mutual Fund Advisers Trust (Emerald). Emerald Mutual Fund Advisers Trust (“Emerald”) is a wholly-owned subsidiary of Emerald Advisers, Inc. (“Emerald Advisers”), and was established to allow for Emerald to serve in a sub-advisor capacity for mutual fund and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of September 30, 2011, Emerald Advisers had approximately $1.5 billion in assets under management. Emerald Advisers is located at 3175 Oregon Pike, Leola, PA 17540. Emerald began serving as a subadviser to the Portfolio in May 2012.

4.	The following is added after the text captioned “Eagle Segment” under the header “HOW THE FUND IS MANAGED – INVESTMENT SUBADVISERS – PORTFOLIO MANAGERS – AST Small-Cap Growth Portfolio”:

Emerald Segment. Kenneth G. Mertz, II, CFA, Stacey L. Sears and Joseph W. Garner manage the segment of the Portfolio advised by Emerald.

Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.

Ms. Sears is Senior Vice President and a member of the Small Cap Portfolio Management team. Additionally, Ms. Sears maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner currently serves as President of the Board of Directors for the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

5.

The table of subadvisory fee rates and notes in Part I of the Statement of Additional Information under the caption “Management and Advisory Arrangements – Subadviser(s)” is amended by adding references to Emerald and providing corresponding subadviser fees as follows:

Subadvisers and Subadvisory Fee Rates
Fund Name	Subadviser	Fee Rate
AST Small CapGrowth Portfolio	Emerald Mutual Fund Advisers Trust	Effective on or about May 1, 2012 0.45% of combined average daily net assets up to $100 million; and 0.40% of combined average daily net assets over $100 million*

* Combined assets are assets in the insurance and retail funds portfolios subadvised by Emerald that are managed by Prudential Investments LLC and/or AST Investment Services, Inc. that have substantially the same investment strategy (i.e., AST Small Cap Growth Portfolio and the Small Capitalization Growth Portfolio of Target Portfolio Trust).

6.

The table of subadvisory fees paid by PI in Part I of the Statement of Additional Information under the caption “Management and Advisory Arrangements – Subadviser(s)” is amended by adding references to Emerald and providing corresponding fees, as follows:

Subadvisory Fees Paid by PI
Portfolio Name	Subadviser	2010	2009	2008
AST Small Cap Growth Portfolio	Emerald Mutual Fund Advisers Trust	N/A	N/A	N/A

7.

The tables in Part I of the Statement of Additional Information under the caption “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities” are amended by adding references to Emerald as follows:

AT Small Cap Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies*/Total Assets ($millions)	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets ($millions)	Ownership of Fund Securities
Emerald Advisers, Inc.	Kenneth Mertz	4/$311	None	37/$1,020	None
Emerald Advisers, Inc	Stacey Sears	3/$277	None	36/$1,018	None
Emerald Advisers, Inc	Joseph Garner	3/$277	None	36/$1,018	None

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

8.

The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest” ” is amended by adding references to Emerald as follows:

Emerald Advisers, Inc.

Compensation. Emerald has a company-wide compensation/incentive plan. A consulting firm assisted in the development of this plan. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on performance.

Portfolio managers are evaluated quarterly based on one- and three-year rolling periods relative to the appropriate benchmark and peer group. Evaluation also involves assessing the profitability of the product and other duties such as research and client servicing. In addition, Emerald maintains a “firm-wide” bonus plan. Emerald employees are compensated by operating units including portfolio management, research, marketing, client services, operations, and staff support. Emerald has awarded or offered the purchase of direct equity ownership in the firm to key employees.

Conflicts of Interests. There are no material conflicts of interest regarding portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. All similar accounts trade together, and allocations are known prior to trade execution. In the event of partial fill on a trade order, the shares are pro-rated among accounts based on order size.

9.	“Appendix II: Proxy Voting Policies of the Subadvisers” in the Statement of Additional Information is amended by adding references to Emerald as follows:

Emerald Mutual Fund Advisers Trust (Emerald)

The following summary of voting policies applies to all proxies which either Emerald or Emerald Advisers, Inc. (collectively, “EAI”) is entitled to vote. In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner. EAI generally votes on various issues as described below.

I. Boards of Directors

A. Election of Directors. EAI has adopted the following policies regarding election of Directors:

•	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

•	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.	Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C.	Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D.	Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. EAI believes that preemptive rights would not add value to shareholders and would vote against such shareholder proposals.

II. Corporate Governance Issues. All proposals should be examined on a case by case basis.

A.

Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. Policy: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.

Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are generally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors: Policy: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort come in a variety of forms. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Policy: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Policy: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses: These are implemented by management requiring that an overly large proportion of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Policy: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.

Increasing authorized shares. EAI will support management if it has a stated purpose for increasing the authorized number of common and preferred stock. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. Policy: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination.

b.	Creation of new classes of stock. Managements have proposed authorizing shares of new classes of stock, usually preferred stock, which the Board would be able to issue at their discretion. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Policy: EAI would vote Against management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.

Compensation Plans (Incentive Plans). Policy: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to unduly benefit members of executive management in the event of an acquisition.

d.	Cumulative Voting. Cumulative voting tends to serve special interests and not those of shareholders. Policy : EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

III. Other Issues

On other major issues involving questions of community interest or social concerns, EAI generally supports the position of management with certain exceptions involving companies in South Africa or Northern Ireland where EAI actively encourages corporations to act to promote responsible corporate activity.

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